Exhibit 99.1

THIRD Supplemental Indenture

THIRD SUPPLEMENTAL INDENTURE, (this “Supplemental Indenture”) dated as of May 11,  2015, by and among Bankrate, Inc., a Delaware corporation  (the “Issuer”), the Guarantors and Wilmington Trust, National Association, as Trustee under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, each of the Issuer, the Guarantors and the Trustee have heretofore executed and delivered an indenture dated as of August 7, 2013 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of an aggregate principal amount of $300.0 million of 6.125% Senior Notes due 2018 (the “Notes”) of the Issuer;

WHEREAS, pursuant to a Consent Solicitation Statement, dated as of May 4, 2015 (as amended or supplemented from time to time, the “Consent Solicitation”), the Issuer has proposed certain amendments to the Indenture, to, among other things, delay the delivery to the Trustee of the financial information that would be required to be contained in a quarterly report on Form 10-Q with respect to the fiscal quarters ended September 30, 2014, in an annual report on Form 10-K with respect to the fiscal year ended December 31, 2014 and in a quarterly report on Form 10-Q with respect to the fiscal quarter ended March 31, 2015;

WHEREAS, Section 9.2 of the Indenture provides that with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, the Issuer, the Guarantors and the Trustee may amend or supplement, or waive compliance with any provision of, the Indenture for the purpose of adding any provision to or changing in any manner or eliminating any provisions of the Indenture or of modifying in any manner the rights of the Holders under the Indenture, except in certain cases that do not apply;

WHEREAS, the holders of at least a majority in aggregate principal amount of the Notes outstanding have consented to the proposed amendments described in the Consent Solicitation and this Supplemental Indenture pursuant to consent documents obtained prior to the execution hereof;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

Article I DEFINITIONS

Section 1.1.   Defined Terms.  As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this

Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.
Article II AMENDMENTS TO INDENTURE; WAIVER
Section 2.1. Amendments to Indenture. The Indenture is hereby amended as follows:

A.)  The following defined terms shall replace the versions currently included in Section 1.1 of the Indenture:

“Covenant Reversion Date” means June 25, 2015, or, if the Consent Fee has been paid in accordance with the Solicitation Documents, July  15, 2015.

“Solicitation Documents”  means the Consent Solicitation Statement, dated as of May 4, 2015, and the related Consent Form, each as may be amended and supplemented from time to time.

B.) Section 3.10(a) is hereby amended by deleting the proviso at the end of the first sentence thereof and replacing it with the following:

“provided, however, that such reports (A) will not be required to comply with Section 302 or Section 404 of the Sarbanes-Oxley Act of 2002, or related Items 307 and 308 of Regulation S-K promulgated by the SEC, or Items 301 or 302 of Regulation S-K, or Item 10(e) of Regulation S-K (with respect to any non-GAAP financial measures contained therein), (B) will not be required to contain the separate financial information for Guarantors contemplated by Rule 3-10 of Regulation S-X promulgated by the SEC, (C) subject to clause (E) below with respect to the fiscal quarter ended September 30, 2014, will not be required to be provided pursuant to paragraph (a)(2) until June 24, 2015 (or, if the Consent Fee has been paid in accordance with the terms of the Solicitation Documents, July 14, 2015) with respect to the fiscal quarters ended September 30, 2014 and March 31, 2015, (D) will not be required to be provided pursuant to paragraph (a)(1) until June 24, 2015 (or, if the Consent Fee has been paid in accordance with the terms of the Solicitation Documents, July 14, 2015) with respect to the fiscal year ended December 31, 2014 and (E) will not be required to be provided pursuant to paragraph (a)(2) in respect of the fiscal quarter ended September 30, 2014 if the unaudited financial information for such fiscal quarter, presented in accordance with Item 302 of Regulation S-K in a level of detail that complies with Regulation S-X Article 10 but excluding footnotes, is included in the report required pursuant to paragraph (a)(1) with respect to the fiscal year ended December 31, 2014 on or before June 24, 2015 (or, if the Consent Fee has been paid in accordance with the terms of the Solicitation Documents, July 14, 2015).”

C.) Section 3.15 is hereby amended by deleting the last sentence thereof and replacing it with the following new sentence:

“Notwithstanding any other provision of this Section 3.15 or this Indenture, the Issuer will have no obligation to deliver an Officer’s Certificate, as referred to in this Section

3.15, relating to the fiscal year ended December 31, 2014 until the Covenant Reversion Date has occurred, and, in the event the Covenant Reversion Date is July 15, 2015, the Officer’s Certificate required by this Section 3.15 shall be delivered on or prior to such date.”

D.) Section 3.18 is not amended hereby but the definition of “Covenant Reversion Date” therein will have the meaning provided in Section 1.1 of the Indenture, as modified by this Supplemental Indenture.

Section 2.2.   Waiver.  Pursuant to Section 9.2, any Default or Event of Default or non-compliance by the Issuer, the Guarantors, and their Subsidiaries, and all claims of any Holder arising therefrom, in each case arising from the failure to timely deliver the 2014 Q3 Report, the 2014 Annual Report and/or the 2015 Q1 Report (as defined in the Solicitation Documents) prior to the date of this Supplemental Indenture, are hereby released and waived.

Article III EFFECTIVENESS

Section 3.1.   Effectiveness.  This Supplemental Indenture shall become effective and binding upon execution hereof by the Trustee, the Guarantors and the Issuer; provided, Section 2 of this Supplemental Indenture shall not become operative unless and until the Issuer makes the Initial Consent Payment (as defined in the Consent Solicitation) as contemplated by the Consent Solicitation and provided written confirmation thereof to the Trustee.

Article IV MISCELLANEOUS

Section 4.1.   Parties.  Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

Section 4.2. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 4.3.   Severability.  In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

Section 4.4.   Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 4.5.   The Trustee.  The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.  In no event will the Trustee be responsible for transmitting any Consent Payment (as defined in the Consent Solicitation).

Section 4.6. Notices to the Trustee. Promptly, following payment of the Consent Fee, the Issuer shall deliver to the Trustee an Officer’s Certificate stating that the Consent Fee has been paid.

Section 4.7.   Counterparts.  The parties hereto may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 4.8.   Headings.  The headings of the Articles and the Sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

BANKRATE, Inc.

By:/s/ Steven D. Barnhart

Name:  Steven D. Barnhart
Title: Chief Financial Officer

CREDITCARDS.COM, INC.

LINKOFFERS, INC.

NETQUOTE HOLDINGS, INC.

NETQUOTE INC

Caring, Inc.
each, as a Guarantor

By:/s/ Steven D. Barnhart

Name:  Steven D. Barnhart

Title: Vice President and Secretary

[Signature Page to Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By:/s/ Joseph P. O’Donnell

Name:  Joseph P. O’Donnell
Title:  Vice President

[Signature Page to Supplemental Indenture]

4827-9594-6528\1

4813-6105-4499\1